UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 January 30, 2009 (January 27, 2009)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2009, the Registrant's Board of Directors approved and adopted amendments to the Registrant's Bylaws which expand the disclosures that stockholders must make to the Registrant when bringing a proposal or nominating a director, confirm the election by the Registrant to opt out of Virginia's Control Share Acquisitions Statute, and make certain other technical and clarifying changes.

The amendments were effective immediately upon approval by the Board.  The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Registrant's Bylaws, which are attached hereto as Exhibit 3(ii) and are incorporated herein by reference.

Item 8.01.    Other Events.

On January 27, 2009, the Compensation Committee of the Registrant's Board of Directors approved a grant of 4,000 restricted stock units to each outside director as the 2009 award under the Norfolk Southern Corporation Long-Term Incentive Plan ("LTIP"), effective January 29, 2009.  Copies of each outside director's Award Agreement under LTIP are attached hereto as Exhibits 10.1 through 10.10.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

               The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
3(ii)	The Bylaws of Norfolk Southern Corporation, as amended January 27, 2009
10.1	2009 Award Agreement between Norfolk Southern Corporation and Gerald L. Baliles, dated Jan. 29, 2009
10.2	2009 Award Agreement between Norfolk Southern Corporation and Daniel A. Carp, dated Jan. 29, 2009
10.3	2009 Award Agreement between Norfolk Southern Corporation and Gene R. Carter, dated Jan. 29, 2009
10.4	2009 Award Agreement between Norfolk Southern Corporation and Alston D. Correll, dated Jan. 29, 2009
10.5	2009 Award Agreement between Norfolk Southern Corporation and Landon Hilliard, dated Jan. 29, 2009
10.6	2009 Award Agreement between Norfolk Southern Corporation and Karen N. Horn, dated Jan. 29, 2009
10.7	2009 Award Agreement between Norfolk Southern Corporation and Burton M. Joyce, dated Jan. 29, 2009
10.8	2009 Award Agreement between Norfolk Southern Corporation and Steven F. Leer, dated Jan. 29, 2009
10.9	2009 Award Agreement between Norfolk Southern Corporation and Michael D. Lockhart, dated Jan. 29, 2009
10.10	2009 Award Agreement between Norfolk Southern Corporation and J. Paul Reason, dated Jan. 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Howard D. McFadden

                                                            _________________________________

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date:  January 30, 2009

EXHIBIT INDEX

Exhibit Number	Description
3(ii)	The Bylaws of Norfolk Southern Corporation, as amended January 27, 2009
10.1	2009 Award Agreement between Norfolk Southern Corporation and Gerald L. Baliles, dated Jan. 29, 2009
10.2	2009 Award Agreement between Norfolk Southern Corporation and Daniel A. Carp, dated Jan. 29, 2009
10.3	2009 Award Agreement between Norfolk Southern Corporation and Gene R. Carter, dated Jan. 29, 2009
10.4	2009 Award Agreement between Norfolk Southern Corporation and Alston D. Correll, dated Jan. 29, 2009
10.5	2009 Award Agreement between Norfolk Southern Corporation and Landon Hilliard, dated Jan. 29, 2009
10.6	2009 Award Agreement between Norfolk Southern Corporation and Karen N. Horn, dated Jan. 29, 2009
10.7	2009 Award Agreement between Norfolk Southern Corporation and Burton M. Joyce, dated Jan. 29, 2009
10.8	2009 Award Agreement between Norfolk Southern Corporation and Steven F. Leer, dated Jan. 29, 2009
10.9	2009 Award Agreement between Norfolk Southern Corporation and Michael D. Lockhart, dated Jan. 29, 2009
10.10	2009 Award Agreement between Norfolk Southern Corporation and J. Paul Reason, dated Jan. 29, 2009